SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             FOUR OAKS FINCORP, INC.
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                                   [FOUR OAKS
                            FINCORP, INC. LETTERHEAD]


                                  April 3, 1998




Dear Shareholder:

         Accompanying this letter please find the Notice of Annual Meeting, Proxy Statement, Annual Report and proxy for Four Oaks Fincorp, Inc.'s Annual Meeting. It is important for you to complete, sign, date, and return the enclosed proxy as soon as possible even if you plan to attend the meeting in person. If you do attend, you can revoke your proxy and vote in person.

         The Annual Meeting will begin at 8:00 p.m. on Monday, April 27, 1998, at the main office of Four Oaks Fincorp, Inc., located at 6144 US 301 South, Four Oaks, North Carolina.

         At the Annual Meeting, the Shareholders will elect the Board of Directors for the coming year, and transact any other business properly brought before the meeting.

         Hope to see you at the Annual Meeting, and please remember to complete, sign, and date the enclosed proxy and return it to United Carolina Bank in the envelope provided as soon as possible.

                                         Sincerely yours,


                                         /s/ Ayden R. Lee, Jr.

                                         Ayden R. Lee, Jr.
                                         Chief Executive Officer and President

Enclosures

                             FOUR OAKS FINCORP, INC.

                                6144 US 301 South
                         Four Oaks, North Carolina 27524

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 1998

--------------------------------------------------------------------------------

     You are cordially invited to attend the Annual Meeting of Shareholders of Four Oaks Fincorp, Inc. which will be held on Monday, April 27, 1998 at 8:00 p.m., local time, at the main office of Four Oaks Fincorp, Inc., located at 6144 US 301 South, Four Oaks, North Carolina, for the following purposes:

          (1) To elect the persons listed in the accompanying Proxy Statement dated April 3, 1998 to the Board of Directors of Four Oaks Fincorp, Inc.; and

          (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 9, 1998 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

     IT IS DESIRABLE THAT YOUR SHARES OF STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                            By Order of the Board of Directors

                                            /s/ Ayden R. Lee, Jr.
                                            Ayden R. Lee, Jr.
                                            Chief Executive Officer and
                                            President


April 3, 1998

                             FOUR OAKS FINCORP, INC.

                                6144 US 301 South
                         Four Oaks, North Carolina 27524

                                 PROXY STATEMENT

     This Proxy Statement, accompanying proxy card, Notice of Annual Meeting of Shareholders and the Annual Report are being furnished to shareholders on or about April 3, 1998 by the Board of Directors of Four Oaks Fincorp, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the main office of the Company, located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 27, 1998 at 8:00 p.m., local time, and at all adjournments thereof. All expenses incurred in connection with this solicitation will be paid by the Company. In addition to solicitation by mail, certain officers, directors, and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication, or other means.

                                 ANNUAL MEETING

PURPOSES OF THE ANNUAL MEETING

     The principal purposes of the Annual Meeting are: (1) to elect seven nominees to the Company's Board of Directors and (2) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no matters other than those stated above to be brought before the Annual Meeting or any adjournments thereof. Nonetheless, the proxyholders named on the enclosed proxy card may vote in accordance with the instructions of the Board of Directors or in the absence thereof, in accordance with their discretion, on any other matter properly presented for action of which the Board of Directors is not now aware.

PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation, by duly executing a subsequent proxy and filing it with the Secretary of the Company before the revoked proxy is exercised, or by attending the Annual Meeting and voting in person. If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying "Notice of Annual Meeting of Shareholders."

RECORD DATE

     The Board of Directors has fixed the close of business on March 9, 1998 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and all adjournments thereof. As of the close of business on March 9, 1998, the Company had outstanding 884,958 shares of Common Stock, the holders of which, or their proxies, are entitled to one vote per share.

VOTING RIGHTS

     Except as otherwise provided by law, each holder of Common Stock has one vote per share upon all matters voted upon by shareholders. The North Carolina Business Corporation Act provides that with respect to the election of directors, cumulative voting is not available to shareholders of the Company if, at the time of election, the stock transfer book of the Company discloses, or it otherwise appears, that there is no shareholder who owns or controls more than one-fourth of the voting stock of the Company or if the Company is a corporation that has a class of shares registered under Section 12 of the Securities Exchange Act of 1934, as amended. At present, cumulative voting is not available to the Company's shareholders.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of March 9, 1998 regarding shares of Common Stock of the Company beneficially owned by (i) each director, (ii) director nominee, (iii) each executive officer named in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them, except to the extent that such power may be shared with a spouse. Fractional share amounts are rounded off to the nearest whole number.

       Name of
   Beneficial Owner                       Shares Owned(1)   Percent of Class(1)
   ----------------                       ---------------   -------------------
Harold J. Sturdivant (2)                      52,486               6.0%
M.S. Canaday (3)                              34,833               4.0
Ayden R. Lee, Jr. (4)                         17,186               2.0
Paula Canaday Bowman                          16,886               2.0
William J. Edwards                             4,003                *
Warren L. Grimes (5)                           2,298                *
Percy Y. Lee (6)                               5,060                *
All Directors  and Executive  Officers
as a Group (11 persons) (7)                  144,452              16.3%


-----------------
*Less than 1%

(1) Based upon 884,958 shares of Common Stock outstanding on March 9, 1998. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days of March 9, 1998. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 45,351 shares owned by spouse who has sole voting and investment power with respect to these shares and 1,842 shares owned jointly with spouse.

(3) Includes 5,166 shares owned by spouse who has sole voting and investment power with respect to these shares.

(4) Includes 5,416 shares owned by spouse who has sole voting and investment power with respect to these shares and 99 shares owned by Mr. Lee's son.

(5) Includes 1,382 shares owned jointly with spouse and 292 owned by spouse who has sole voting and investment power with respect to these shares.

(6)  Includes 3,249 shares owned jointly with spouse.

(7) Includes 2,690 shares subject to presently exercisable stock options by non-director executive officers.

     The following table sets forth certain information as of March 9, 1998 regarding any person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock (except as set forth in the table above relating to the Company's directors and executive officers).

    Name and Address of           Amount and Nature of
     Beneficial Owner             Beneficial Ownership       Percent of Class
     ----------------             --------------------       ----------------

Josephine L. Sturdivant                   52,486(1)              6.0%
5426 Hampton Road
Fayetteville, North Carolina
28311

------------------------
(1) Includes 1,842 shares owned jointly with her spouse, and 5,293 shares which are owned by her spouse who has sole voting and investment power with respect to those shares.

                              ELECTION OF DIRECTORS


     The nominees for the election of directors are named and certain other information is provided in the following tabulation.


                                     Year first     Positions and Offices with Company &
Name                        Age      Elected        Business Experience During Past Five Years
----                        ---      -------        ------------------------------------------
M.S. Canaday                74       1969           Chairman of the Board of  Directors  of the Company and Four Oaks Bank &
                                                    Trust Company (the "Bank"); Owner of Four Oaks Drug Co.

Ayden R. Lee, Jr.           49       1983           Chief Executive Officer,  President, and Director of the Company and the
                                                    Bank

Harold J. Sturdivant        70       1989           Director  of the  Company  and the Bank;  Chairman  of the  Compensation
                                                    Committee of the Company;  Former  Director and  Treasurer of Sturdivant
                                                    Supply, Inc.

Paula Canaday               49       1989           Director of the Company and the Bank
Bowman

William J. Edwards          54       1990           Director of the Company and the Bank; President, Chief Executive Officer
                                                    and Chairman of the Board of Four Oaks IGA Foodliner, Inc. and Secretary
                                                    of Edwards IGA

Percy Y. Lee                57       1992           Director of the Company and the Bank;  Member of Clayton
                                                    Area Advisory Board of the Bank;  President of T.R. Lee
                                                    Oil Co.; Senior Partner of Lee Brother's Rental;
                                                    Partner in Lee & Dupree, a rental real estate
                                                    partnership

Warren L. Grimes            49       1992           Director of the Company and the Bank;  General  Partner in Reedy Creek
                                                    Direct Marketing Association;  Solid Waste Division Manager for Johnston
                                                    County; Former Vice President of Finance for Davis Communications Group,
                                                    Inc. dba Broadcast  Services;  Former  President of Trash Collection
                                                    Service, Inc.


     The number constituting the Board of Directors shall be not less than five nor more than twenty-one. The number of directors within this variable range may be fixed or changed from time to time by the shareholders or the Board of Directors. The Board of Directors has set the number of directors at seven. The members of the Board of Directors are elected by the shareholders of the Company to serve one year terms.

     All directors and executive officers hold office until the next Annual Meeting or until their successors are elected and qualified. The Board of Directors has no reason to believe that the persons named above as nominees for directors will be unable or will decline to serve if elected. However, in the event of death or disqualification of any nominee or refusal or inability of any nominee to serve, it is the intention of the proxyholders to vote for the election of such other person or persons as the proxyholders determine in their discretion; but in no circumstance will the proxy be voted for more than seven nominees. Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, will be voted in favor of the election of the recommended nominees.

     Pursuant to North Carolina law, the seven candidates who receive the highest number of votes will be elected as directors of the Company. Abstentions and broker non-votes are not voted in the election of directors and will not be included in determining which candidates received the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

DIRECTOR COMPENSATION

     The Chairman of the Board of Directors is paid a fee of $975 per month. Other directors, except Mr. Lee who is not paid a director's fee, are paid fees of $775 per month. During 1997, all of the directors other than Mr. Lee were paid a bonus of $700. Two members of the Board of Directors are related to each other. M.S. Canaday is Paula Canaday Bowman's uncle.

BOARD OF DIRECTORS MEETINGS

     During the last fiscal year, the Board of Directors of the Company met 16 times. Each incumbent director attended 75% or more of the aggregate of the total number of Board of Director meetings and the total number of meetings held by all committees of the Board of Directors on which he or she served. The Board of Directors does not have separate audit or nominating committees, but performs these functions itself. The Board of Directors Compensation Committee consists of Harold J. Sturdivant (Chairman), Paula Canaday Bowman, Warren L. Grimes and Ayden R. Lee, Jr. (non-voting member). The Compensation Committee is responsible for the approval of compensation arrangements for officers of the Company and the review of the Company's compensation plans and policies. During the last fiscal year, the Compensation Committee met four times.

                             EXECUTIVE COMPENSATION

     The following tables set forth a summary of compensation for Mr. Ayden R. Lee, Jr., Chief Executive Officer and President of the Company for the fiscal years indicated. None of the other executive officers had total annual salary and bonus exceeding $100,000 for any of the past three fiscal years.

                          SUMMARY COMPENSATION TABLE(1)

                                               Annual Compensation(2)
                                    ---------------------------------------------
                                    Year
                                    Ended                            Other Annual     All Other
   Name & Principal Position        12/31    Salary(3)     Bonus     Compensation  Compensation(4)
   -------------------------        -----    ---------     -----     ------------  ---------------
Ayden R. Lee, Jr., Chief            1997     $136,082     $27,718         (2)          $10,196
Executive Officer and President     1996      127,908       5,347         (2)            7,524
                                    1995      122,400       4,932         (2)            7,119

----------------
(1) Prior to the reorganization of the Bank into the current holding company structure, Mr. Lee's compensation was paid by the Bank. Mr. Lee's compensation is currently paid by the Company.
(2) Disclosure of perquisites and other personal benefits is not required because such benefits did not equal or exceed the lesser of $50,000 or 10% of Mr. Lee's total annual salary and bonus shown above.
(3) The amounts shown include amounts deferred by Mr. Lee under the Company's Master Corporate Profit Sharing Retirement Plan and Trust.
(4) The 1997 amounts shown represent contributions by the Company to Mr. Lee under the Company's Master Corporate Profit Sharing Plan and Trust in the amount of $9,500, and the remaining amount is for premiums paid by the Company on term life insurance.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information concerning options to purchase Common Stock held by Mr. Lee during the year ended December 31, 1997, the aggregate value of gains on the date of exercise, and the value of unexercised options as of December 31, 1997.

                                                                  Number of Securities       Value of Unexercised
                                                                 Underlying Unexercised      In-the-Money Options
                               Shares                             Options at FY-End(#)           at FY-End($)
                            Acquired on                               Exercisable/               Exercisable/
          Name                Exercise      Value Realized(1)         Unexercisable(2)          Unexercisable
          ----                --------      -----------------         -------------             -------------
    Ayden R. Lee, Jr.          16,000            $256,000                  0/0                       $0/0

-----------------
(1) Based on the most recent sales price of the Common Stock as of the date of exercise of $28 per share. The exercise price of these options was $12.00 per share.
(2)  No options were granted to Mr. Lee in 1997.

EMPLOYMENT AGREEMENT

     The Company has an employment agreement with Ayden R. Lee, Jr., Chief Executive Officer and President. The employment agreement provides for a
one-year  term  and  on  each  anniversary   date
thereafter,   the  agreement automatically will be extended for an additional year, unless either party gives notice of nonrenewal. The current base salary under the agreement may be increased at the discretion of the Board of Directors. The Board of Directors has established the 1998 base salary amount for Mr. Lee at $144,000. In addition to the base salary, this employment agreement provides, among other things, for additional benefits applicable to executive personnel and benefits applicable to all salaried employees of the Company. The agreement provides for termination by the Company for "cause," as defined in the agreement, at any time.

SEVERANCE COMPENSATION AGREEMENT

     The Company has adopted a severance compensation agreement for Mr. Lee that will provide him with severance pay benefits in the event of a change in control of the Company. The purpose of this compensation plan is to recognize the services and contributions of Mr. Lee as a key employee and the uncertainties relating to continual employment, reduced employee benefits, management changes, and relocations in the event of a change in control. Under the severance compensation agreement, in the event a change in control of the Company occurs, as defined in the agreement, and Mr. Lee's employment is "terminated," as defined in the agreement, he will be entitled to receive a cash severance payment equal to two years' salary based upon his then most recent annual compensation and the amount of his most recent annual bonus at the time of termination. In addition, Mr. Lee will be entitled to all life insurance, health, accidental death and dismemberment, and disability plans or programs in which he is entitled to participate immediately prior to his termination for two years after the date of his termination or unless and until he obtains other full-time employment.

CERTAIN TRANSACTIONS

     Certain of the directors and executive officers of the Company are customers of and borrowers from the Bank in the ordinary course of business. From January 1, 1997 to December 31, 1997, loans outstanding to directors and executive officers of the Company, and their associates as a group, amounted to a maximum of approximately $1,125,000, or 7% of the equity capital of the Bank. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers. In the opinion of management, these loans do not involve more than normal risk of collectability, or contain other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and persons who own more than 10% of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, or representations by such persons that no Form 5s were required, the Company believes that during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% shareholders, were satisfied, except Percy Y. Lee and William J. Edwards who each inadvertently failed to file one required report in October 1997. Mr. Lee failed to report four transactions which occurred in the month of September 1997 and Mr. Edwards failed to report one transaction which occurred in the month of September 1997. These transactions were instead reported late on Form 4s for the month of November 1997.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P. served as the Company's independent accountants for the fiscal year most recently completed. Coopers & Lybrand L.L.P.'s services to the Company for 1997 included the audit of the Company's annual consolidated financial statements, reviews of certain of the Company's income tax returns and consultation on various accounting, tax, securities and other matters. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement if desired and will be available to respond to shareholder questions. There were no non-audit services provided by Coopers & Lybrand L.L.P. during 1997.

                             ADDITIONAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SEC WILL BE FURNISHED ON WRITTEN REQUEST, WITHOUT CHARGE TO ANY COMPANY SHAREHOLDER. SUCH REQUESTS SHOULD BE ADDRESSED TO WANDA J. BLOW, FOUR OAKS FINCORP, INC., 6144 US 301 SOUTH, FOUR OAKS, NORTH CAROLINA 27524 ((919) 963-2177).

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any proposals that shareholders intend to present for a vote of shareholders at the 1999 Annual Meeting of Shareholders and that such shareholders desire to have included in the Company's proxy statement and form of proxy relating to that meeting must be sent to the Company's principal executive office, marked to the attention of Ayden R. Lee, Jr., and received by the Company at such offices on or before December 8, 1998. The determination by the Company of whether it will oppose inclusion of any proposal in its proxy statement and form of proxy will be made on a case-by-case basis in accordance with its judgment and the rules and regulations promulgated by the SEC.
Proposals received after December 8, 1998 will not be considered for inclusion in the Company's proxy materials for its 1999 Annual Meeting.

     All shareholders are encouraged to sign, date, and return their proxy submitted with this Proxy Statement as soon as possible in the envelope provided. If a shareholder attends the Annual Meeting, then he or she may revoke his or her proxy and vote in person.

                                          By Order of the Board of Directors
                                          April 3, 1998


                                          Ayden R. Lee, Jr.
                                          Chief Executive Officer and President

*******************************************************************************
                                    APPENDIX


                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            FOUR OAKS FINCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS.
The undersigned hereby appoints Ayden R. Lee, Jr. and M. S. Canaday as proxies, each with the full power of substitution to represent the undersigned and to vote all of the shares of stock in Four Oaks Fincorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at the main office of Four Oaks Fincorp, Inc. located at 6144 US 301 South, Four Oaks, North Carolina on Monday, April 27, 1998 at 8:00 p.m., and any adjournments thereof (1) as hereinafter specified upon the proposal listed below as more particularly described in the Company's proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournments thereof. In order to vote for the proposal, place an X in the appropriate box provided below. The Board recommends a vote "FOR" the proposal listed below.

1. To elect the following nominees as directors for a one year term: M. S. Canaday; Ayden R. Lee, Jr.; William J. Edwards; Paula Canaday Bowman; Harold J. Sturdivant; Percy Y. Lee; Warren L. Grimes

     o    For all nominees (except as marked to the contrary below.)

     o    WITHHOLD AUTHORITY to vote for all nominees.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee(s) name on the line provided below.)


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                PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                           (continued from other side)


THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSAL AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.


                                                   SHARES


                                     Please date and sign this Proxy and return promptly.


                                     Dated: ______________________________, 1998


                                     ------------------------------------------
                                                    Signature


                                     ------------------------------------------
                                                    Signature

                                     NOTE:  Please sign your name  exactly as it
                                     appears on this card.  When  signing  for a
                                     corporation  or  partnership,  or as agent,
                                     attorney, trustee, executor, administrator,
                                     or guardian, please indicate  the  capacity
                                     in which you are  signing.   In the case of
                                     joint tenants, each joint  owner must sign.